SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 13, 2002
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                        (Date of earliest event reported)



                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                      25-2413363
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(State of other jurisdiction   (Commission File Number)          (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
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(Address of principal executive offices)                         (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events



     Progress Financial Corporation ("Progress" or the "Company") announced that it has closed a private placement offering of common stock. For further information, see the press release dated February 13, 2002 attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   February 13, 2001           By:      /s/ Michael B. High
                                        -------------------------------------
                                             Michael B. High
                                             Chief Operating Officer and
                                             Chief Financial Officer

                                  EXHIBIT INDEX




     Exhibit Number                    Description
     --------------                    -----------


         99(a) Press Release on Progress Financial Corporation announcing that it has closed a private placement offering of common stock distributed on February 13, 2002.

                                 Exhibit 99(a)

             Press Release regarding Progress Financial Corporation
              Closing a private placement offering of common stock

FOR IMMEDIATE RELEASE             Contact:  Michael B. High
February 13, 2002                           Progress Financial Corporation
                                            610-941-4804
                                            mike_high@progressbank.com

                      Progress Financial Corporation Raises
                   $8.6 Million in Private Placement Offering

     Blue Bell, Pa.--Progress Financial Corporation (Nasdaq:PFNC) has announced that it has closed a private placement offering of common stock to accredited investors of 1,153,330 common shares of Progress Financial Corporation priced at $7.50 a share, totaling $8.6 million, resulting in net proceeds of approximately $8.3 million. The Company agreed to register the common shares within 180 days. Ryan, Beck & Co., Inc. acted as the financial advisor and placement agent in the offering.

     Proceeds  will  be  used  for  general  corporate  purposes,   including  a
contribution of at least fifty percent of the proceeds to Progress Bank, a subsidiary of Progress Financial Corporation.

     "We are extremely pleased that the investment community displayed such confidence in our Company and its refocused business strategy," explains W. Kirk Wycoff, chief executive officer of Progress Financial Corporation. "This offering, combined with the OTS approval of our Capital Plan, is a significant milestone for both Progress Financial Corporation and Progress Bank, helping to position us for strong, solid growth as we continue to focus on our community banking strategy in 2002. Progress Bank has now achieved all of the capital levels required in our OTS directive."

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pa. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through 20 full-service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the symbol PFNC.

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